Long-Term Debt And Note Payable To Bank (Tables)	12 Months Ended
Oct. 31, 2013
Debt Disclosure [Abstract]
Schedule Of Debt
Long-term debt as of October 31, 2013 and 2012 consists of the following:

	October 31,
	2013	2012
Virginia Real Estate Loan ($6.5 million original principal) payable in monthly installments of $36,426, including interest (at 4.25%), with final payment of $4,858,220 due April 30, 2018	$5,767,947	$5,952,200
North Carolina Real Estate Loan ($2.24 million original principal) payable in monthly installments of $12,553, including interest (at 4.25%), with final payment of $1,674,217 due April 30, 2018	1,987,723	2,051,219
Total long-term debt	7,755,670	8,003,419
Less current installments	258,628	247,739
Long-term debt, excluding current installments	$7,497,042	$7,755,680